                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5896

                               SCUDDER TARGET FUND
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                222 South Riverside Plaza Chicago, Illinois 60606
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        07/31

Date of reporting period:       07/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Retirement Fund Series VI and VII

Annual Report to Shareholders

July 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Each Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolios

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded by a prospectus. The prospectus contains the funds' objectives, risks, charges and expenses, and other important information about the funds.

Investments in mutual funds involve risk. Some funds have more risk than others. Because the funds provide investment protection only on the maturity date to investors who reinvest all dividends and do not redeem their shares before the maturity date, the principal value of the funds is subject to market fluctuation prior to and after the maturity date. The funds are subject to stock market risk, meaning stocks in the funds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the funds invest in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Please read the funds' prospectus for specific details regarding investments and risk profile. The funds are closed to new investors. Please refer to the prospectus for more details.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Funds' most recent month-end performance.

The maximum sales charge for the Scudder Retirement Fund Series VI and VII is 5.0%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings for the 1-year period shown for Series VII reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/05
Scudder Retirement Fund	1-Year	3-Year	5-Year	10-Year	Life of Series VII
Series VI	4.62%	4.68%	1.79%	6.70%	—
Series VII[a]	3.18%	4.43%	3.19%	—	5.83%
S&P 500 Index+	14.05%	12.61%	-1.35%	9.98%	7.00%
Lehman Brothers Government Bond Index++	4.39%	4.23%	6.59%	6.54%	6.69%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

a The Fund commenced operations on May 1, 1997. Index returns begin April 30, 1997.

Net Asset Value and Distribution Information
	Series VI	Series VII
Net Asset Value: 7/31/05	$ 9.91	$ 10.91
7/31/04	$ 9.86	$ 10.99
Distribution Information: Twelve Months: Income Dividends as of 7/31/05	$ .40	$ .43

Lipper Rankings — Balanced Target Maturity Funds Category as of 7/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
Series VI 1-Year	24	of	77	31
3-Year	7	of	30	23
5-Year	5	of	8	56
10-Year	4	of	7	50
Series VII 1-Year	37	of	77	48
3-Year	8	of	30	26
5-Year	4	of	8	45

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Retirement Fund — Series VI [] S&P 500 Index+ [] Lehman Brothers Government Bond Index++

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/05
Scudder Retirement Fund		1-Year	3-Year	5-Year	10-Year
Series VI	Growth of $10,000	$9,939	$10,898	$10,382	$18,162
	Average annual total return	-.61%	2.91%	.75%	6.15%
S&P 500 Index+	Growth of $10,000	$11,405	$14,281	$9,344	$25,893
	Average annual total return	14.05%	12.61%	-1.35%	9.98%
Lehman Brothers Government Bond Index++	Growth of $10,000	$10,439	$11,323	$13,759	$18,840
	Average annual total return	4.39%	4.23%	6.59%	6.54%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Lehman Brothers Government Bond Index is an unmanaged market value weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Retirement Fund — Series VII [] S&P 500 Index+ [] Lehman Brothers Government Bond Index++

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/05
Scudder Retirement Fund		1-Year	3-Year	5-Year	Life of Fund[a]
Series VII	Growth of $10,000	$9,803	$10,820	$11,114	$15,159
	Average annual total return	-1.97%	2.66%	2.14%	5.18%
S&P 500 Index+	Growth of $10,000	$11,405	$14,281	$9,344	$17,471
	Average annual total return	14.05%	12.61%	-1.35%	7.00%
Lehman Brothers Government Bond Index++	Growth of $10,000	$10,439	$11,323	$13,759	$17,057
	Average annual total return	4.39%	4.23%	6.59%	6.69%

The growth of $10,000 is cumulative.

a The Fund commenced operations on May 1, 1997. Index returns begin April 30, 1997.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Lehman Brothers Government Bond Index is an unmanaged market value weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Each Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Scudder Retirement Fund Series VII limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended July 31, 2005.

The tables illustrate each Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2005
Actual Fund Return	Series VI	Series VII
Beginning Account Value 2/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/05	$ 1,020.60	$ 1,008.30
Expenses Paid per $1,000*	$ 5.71	$ 6.52
Hypothetical 5% Fund Return	Series VI	Series VII
Beginning Account Value 2/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/05	$ 1,019.14	$ 1,018.30
Expenses Paid per $1,000*	$ 5.71	$ 6.56

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Series VI	Series VII
Scudder Retirement Fund	1.14%	1.31%

For more information, please refer to each Fund's prospectus.

Portfolio Management Review

Scudder Retirement Fund Series VI and VII: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Retirement Fund Series VI and VII. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Theresa Gusman

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the funds.

Joined Deutsche Asset Management in 1995 and the funds in 2005.

Head of equity research for Americas; head of global equity research team for materials: New York.

Over 21 years of investment industry experience.

B.A., State University of New York at Stony Brook.

Gregory Y. Sivin, CFA

Vice President of Deutsche Asset Management and Portfolio Manager of the funds.

Joined Deutsche Asset Management in 2000 and the funds in 2005.

Head of the equity portfolio analytics team for active equity: New York.

Previously, six years of experience as senior associate/quantitative analyst of small cap research for Prudential Securities, group coordinator/research analyst in the investment banking division for Goldman Sachs & Co. and senior actuarial assistant in the commercial property group for Insurance Services Office.

B.S., State University of New York at Stony Brook.

In the following interview, Portfolio Managers Theresa Gusman and Gregory Sivin discuss the market environment, fund performance and their strategy in managing the Scudder Retirement Fund Series during the annual period ended July 31, 2005. The new team assumed the management duties of the equity portion of the portfolio on April 1, 2005.

Q:  How did the US stock market perform during the reporting period?

A:  Stocks provided a positive performance for the year despite persistent "headwinds," including higher energy prices, rising interest rates and investors' concerns about the potential for slower economic growth. The reporting period began on a down note, as stocks finished lower in the third quarter of 2004 due to a spike in oil prices. The fourth quarter saw a strong market recovery despite, among other obstacles, the threat of an insurance-industry scandal. The re-election of US President George W. Bush predictably lifted stocks in November, and the rally carried through the end of 2004 due in part to the decline in oil prices from their October highs. The first quarter of 2005 brought a market pullback, as concerns over the economy kept investors in check. After hitting a low in mid-April, stocks embarked on a strong rally that continued through the end of the period. This bounce was largely the result of investors' growing conviction that 1) the US Federal Reserve (the Fed) would soon be finished raising interest rates and 2) economic growth was staying on a steady course despite the jump in oil prices. For the full year, value stocks outperformed growth stocks due largely to the strength in energy and utilities — sectors where most stocks historically have fallen into the "value" category.

Q:  How did the funds perform during the annual reporting period?

A:  Scudder Retirement Fund Series VI and Scudder Retirement Fund Series VII delivered total returns of 4.62% and 3.18%, respectively, during the 12-month period ended July 31, 2005. Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. (Past performance is no guarantee of future results. Please see pages 3 through 6 for more complete performance information.) The higher return of the Scudder Retirement Fund Series VI portfolio can be attributed to the fact that it held a higher weighting in equities than the Series VII portfolio. The portfolios held 34% and 22% of assets in stocks, respectively, as of the end of the period.

The funds invest in both stocks and bonds. The funds' stock benchmark is the Standard & Poor's 500 Index (S&P 500), which posted a total return of 14.05% for the period.1 The funds' bond benchmark is the Lehman Brothers Government Bond Index, which returned 4.39% for the same period.2

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market valued of 500 stocks representing all major indices.

2 The Lehman Brothers Government Bond Index is an unmanaged market-value weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

Index returns reflect the reinvestment of dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Q:  What factors helped and hurt the performance of the equity portion of the portfolios?

A:  We generated strong performance versus the index in the utilities sector, where all of the portfolios' holdings delivered significant returns over the period. The top contributors here were the electricity providers Exelon Corp., which was overweighted in the portfolios, and TXU Corp., which has since been sold from the portfolios. Stocks in the sector rallied on robust earnings and prospects for continued growth as well as investors' desire for higher-yielding securities.

Among technology stocks, Motorola, Inc. — which gained ground as increased sales of its wireless handsets helped earnings exceed expectations — contributed significantly to performance. Broadcom Corp., which participated in the rally in semiconductor (computer chip) stocks during the period, also produced a gain. Later in the period, exposure to the Internet search engine Google, Inc., also proved beneficial, as the stock saw sizable gains on strong earnings. In telecommunications, the funds' overweights in ALLTEL Corp. and Sprint Corp. contributed to gains. The two companies improved their growth prospects by acquiring Western Wireless Corp. and Nextel Corp., respectively. And in materials, the seed manufacturer Monsanto Inc. — which has since been sold from the portfolios — was one of the most important reasons for relative outperformance. The company executed well, raising its return on capital and significantly increasing its free cash flow in a relatively short time.

Relative outperformance in health care was driven by exposure to biotechnology stocks. A top contributor was Genzyme Corp., which reported a 39% jump in earnings (year-over-year) for the quarter ended June 30. The company benefited from strong sales in several of its product lines and boosted its outlook for the year ahead. Invitrogen Corp., which provides products and services to support government and academic research, also contributed to returns as its stock rose from $49.50 to $85.77 during the year. In addition, amid a challenging period for pharmaceuticals, the benefit derived from not holding Merck — which declined substantially on trouble surrounding the withdrawal of its arthritis drug Vioxx — more than offset a drop in Pfizer Inc., in which the funds had about a benchmark weighting.

A position in the consumer lender MBNA detracted from performance in financials. The stock fell significantly in April after forecasting disappointing earnings for 2005. MBNA also took a restructuring charge to cut jobs and close facilities. We elected to sell the stock from the portfolios, and consequently missed its strong rally late in the period when Bank of America Corp. announced its intention to take over the company at a premium. Bank of America Corp. was also a detractor from performance, as the stock fell on concerns that rising interest rates would crimp its earnings.

In industrials, the funds' underexposure to strong- performing stocks such as Boeing Co. and Caterpillar led to relative underperformance. (As of July 31, 2005, the position in Caterpillar was sold.) A spike in oil and natural-gas prices boosted the performance of the funds' holdings in energy, especially ExxonMobil Corp. and Amerada Hess Corp. However, underexposure to the energy equipment industry, which also rallied, caused the funds to underperform within this sector. Among consumer discretionary stocks, media holdings such as Time Warner, Inc. and Viacom Inc. weighed on relative performance. The Gap, Inc., also detracted, as the company struggled to improve its results. We have since sold the stock from the portfolios. In addition, a position in Harman International Industries, Inc. — which fell on concerns about the increasingly competitive market for car navigational systems — took a bite out of fund returns.

Q:  Have you made any changes to the funds since you took over on April 1?

A:  Yes. We made some enhancements to the funds so our shareholders can benefit more fully from our research insights. We believe fundamental equity research is our competitive advantage, and stock selection is our primary source of long-term outperformance. The enhanced strategy combines the insights of our proprietary individual company research with the objectivity of quantitative portfolio construction — in other words, the use of statistical measures to evaluate individual stocks and weed out those that do not meet our criteria. After our research analysts determine the expected return for each stock in our investment universe, our quantitative process uses those inputs to determine the weighting for each stock. While there is no guarantee that the expected returns will be achieved, the goal of the latter process is to maximize the return potential of the portfolios while at the same time seeking to minimize its risk. To ensure that stock selection drives returns, the funds' sector weightings are kept closely in line with those of the benchmark. We believe this focus on individual stock selection is the way we can add the greatest amount of value for shareholders over time.

Q:  How did the funds' investments in fixed income securities affect performance?

A:  Government bonds generally performed well during the fiscal year. The Fed continued to raise short-term interest rates, but this only had an impact on short-maturity bonds. In contrast, longer-dated securities performed relatively well due to the combination of low reported inflation, buying from foreign central banks and the Fed's policy of informing the market of its intention to raise rates at a "measured" pace.

The fixed-income portion of the portfolios is invested entirely in US Treasury STRIPS, which are securities representing the principal payment of a Treasury security that has been "stripped" of its semiannual income component.3 In other words, the final payment of the bond — the return of principal — is the only payment investors receive. Should a bondholder choose to redeem that investment prior to maturity, he or she would forfeit not only the opportunity to receive the bond's full face value, but the guarantee of the original investment as well. US Treasury STRIPS can initially sell at a discount to their final value, and their prices gradually rise until they become fully valued at par ($1000 per bond) on their maturity date. Although such securities can be volatile, they tend to exhibit lower volatility the closer they are to their maturity date. Since we intend to hold these securities until they mature — on May 15, 2006 in the case of Scudder Retirement Fund Series VI and May 15, 2008 for Scudder Retirement Fund Series VII, also the maturity dates of the funds — we expect to receive their full value upon maturity. As a result, their short-term fluctuations are not a factor in terms of the way we manage the portfolios.

3 STRIPS is an acronym for Separate Trading of Registered Interest and Principal of Securities.

Q:  Do you have any final thoughts for investors?

A:  As we approach the funds' maturity date, we will continue to manage the portfolios in a conservative fashion, holding on to the position in US Treasury STRIPS and investing in what we see as the highest quality stocks in the US market. We believe a continued environment of moderate growth, stable interest rates and favorable corporate earnings results will provide a positive underpinning for the s.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	7/31/05	7/31/04	7/31/05	7/31/04
	Series VI	Series VI	Series VII	Series VII

US Treasury Obligations	66%	69%	78%	79%
Common Stocks	34%	31%	22%	21%
	100%	100%	100%	100%
Sector Diversification (As a % of Common Stocks)	7/31/05	7/31/04	7/31/05	7/31/04
	Series VI	Series VI	Series VII	Series VII

Financials	20%	19%	20%	19%
Information Technology	16%	19%	16%	19%
Health Care	13%	13%	13%	13%
Consumer Discretionary	12%	11%	12%	11%
Industrials	11%	13%	11%	13%
Consumer Staples	9%	8%	9%	8%
Energy	9%	7%	9%	7%
Utilities	4%	3%	4%	3%
Telecommunication Services	3%	4%	3%	4%
Materials	3%	3%	3%	3%
	100%	100%	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2005 (10.5% and 6.8% of Net Assets, respectively)
	Series
	VI	VII
1. Bank of America Corp. Provider of commercial banking services	1.4%	0.9%
2. Johnson & Johnson Provider of health care products	1.3%	0.8%
3. ExxonMobil Corp. Explorer and producer of oil and gas	1.2%	0.8%
4. Oracle Corp. Provider of database management software	1.1%	0.7%
5. Allstate Corp. Provider of property, liability and life insurance	1.0%	0.7%
6. Lehman Brothers Holdings, Inc. Provider of investment management and stock brokerage services	1.0%	0.6%
7. Procter & Gamble Co. Manufacturer of diversified consumer products	0.9%	0.6%
8. Tyco International Ltd. Manufacturer of medical products, packaging, electrical and electronic components	0.9%	0.6%
9. Motorola, Inc. Manufacturer of telecommunication products and semiconductors	0.9%	0.6%
10. The Goldman Sachs Group, Inc. Provider of global investment banking services	0.8%	0.5%

Portfolio holdings are subject to change.

For more complete details about the Funds' investment portfolios, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Funds as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Funds' fiscal first and third quarter-end, a complete portfolios holdings listing are filed with the SEC on Form N-Q. These forms will be available on the SEC's Web site at www.sec.gov, and they also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolios as of July 31, 2005

Series VI	Shares	Value ($)

Common Stocks 33.4%
Consumer Discretionary 4.0%
Household Durables 0.2%
Harman International Industries, Inc.	680	58,446
Media 1.2%
Clear Channel Communications, Inc.	1,840	60,058
Time Warner, Inc.*	12,300	209,346
Viacom, Inc. "B"	4,621	154,757
		424,161
Multiline Retail 1.0%
Federated Department Stores, Inc.	1,960	148,705
J.C. Penney Co., Inc.	2,000	112,280
Nordstrom, Inc.	1,700	62,917
		323,902
Specialty Retail 1.4%
Advance Auto Parts, Inc.*	900	62,064
Bed Bath & Beyond, Inc.*	5,300	243,270
Home Depot, Inc.	1,200	52,212
Staples, Inc.	3,050	69,449
The Sherwin-Williams Co.	1,240	59,036
		486,031
Textiles, Apparel & Luxury Goods 0.2%
Polo Ralph Lauren Corp.	1,200	59,088
Consumer Staples 3.0%
Beverages 1.1%
Brown-Forman Corp. "B"	450	26,302
Coca-Cola Co.	4,800	210,048
PepsiCo, Inc.	2,520	137,416
		373,766
Food & Staples Retailing 0.6%
Costco Wholesale Corp.	4,300	197,671
Food Products 0.4%
General Mills, Inc.	3,240	153,576
Household Products 0.9%
Procter & Gamble Co.	5,600	311,528
Energy 3.0%
Oil, Gas & Consumable Fuels
Amerada Hess Corp.	1,750	206,255
Burlington Resources, Inc.	1,070	68,598
ChevronTexaco Corp.	3,750	217,538
ConocoPhillips	1,160	72,604
Devon Energy Corp.	1,260	70,673
ExxonMobil Corp.	6,792	399,030
		1,034,698
Financials 6.7%
Banks 2.0%
Bank of America Corp.	10,650	464,340
Commerce Bancorp, Inc.	2,000	67,860
Wachovia Corp.	3,300	166,254
		698,454
Capital Markets 1.8%
Lehman Brothers Holdings, Inc.	3,140	330,108
The Goldman Sachs Group, Inc.	2,510	269,775
		599,883
Diversified Financial Services 0.9%
CIT Group, Inc.	2,410	106,378
Citigroup, Inc.	1,780	77,430
Countrywide Financial Corp.	1,500	54,000
JPMorgan Chase & Co.	2,110	74,145
		311,953
Insurance 2.0%
AFLAC, Inc.	2,900	130,790
Allstate Corp.	5,590	342,443
Hartford Financial Services Group, Inc.	1,400	112,798
MetLife, Inc.	2,000	98,280
		684,311
Health Care 4.4%
Biotechnology 0.8%
Amgen, Inc.*	1,380	110,055
Genzyme Corp.*	910	67,713
Invitrogen Corp.*	1,150	98,636
		276,404
Health Care Equipment & Supplies 0.3%
Medtronic, Inc.	1,800	97,092
Health Care Providers & Services 1.5%
Aetna, Inc.	700	54,180
Cardinal Health, Inc.	1,300	77,454
Caremark Rx, Inc.*	4,560	203,285
UnitedHealth Group, Inc.	1,940	101,462
WellPoint, Inc.*	1,260	89,132
		525,513
Pharmaceuticals 1.8%
Allergan, Inc.	1,100	98,307
Johnson & Johnson	6,826	436,591
Pfizer, Inc.	3,100	82,150
		617,048
Industrials 3.7%
Aerospace & Defense 1.4%
Boeing Co.	3,000	198,030
Goodrich Corp.	1,790	79,189
Lockheed Martin Corp.	2,700	168,480
United Technologies Corp.	660	33,462
		479,161
Commercial Services & Supplies 0.2%
Waste Management, Inc.	2,890	81,267
Electrical Equipment 0.3%
Emerson Electric Co.	1,800	118,440
Industrial Conglomerates 1.5%
General Electric Co.	5,600	193,200
Tyco International Ltd.	10,200	310,794
		503,994
Machinery 0.3%
Parker-Hannifin Corp.	1,400	92,008
Information Technology 5.2%
Communications Equipment 1.1%
Cisco Systems, Inc.*	3,170	60,705
Motorola, Inc.	14,260	302,027
		362,732
Computers & Peripherals 1.2%
Dell, Inc.*	1,620	65,562
EMC Corp.*	11,700	160,173
International Business Machines Corp.	2,420	201,973
		427,708
Internet Software & Services 0.2%
Google, Inc. "A"*	230	66,185
IT Consulting & Services 0.6%
Accenture Ltd. "A"*	4,800	120,192
Affiliated Computer Services, Inc. "A"*	1,750	87,448
		207,640
Semiconductors & Semiconductor Equipment 0.5%
Applied Materials, Inc.	4,040	74,578
Broadcom Corp. "A"*	2,070	88,534
		163,112
Software 1.6%
Microsoft Corp.	3,680	94,245
Oracle Corp.*	28,840	391,647
Symantec Corp.*	3,620	79,531
		565,423
Materials 1.0%
Chemicals 0.7%
Dow Chemical Co.	3,100	148,645
PPG Industries, Inc.	1,440	93,643
		242,288
Paper & Forest Products 0.3%
Georgia-Pacific Corp.	3,060	104,499
Telecommunication Services 1.1%
Diversified Telecommunication Services
ALLTEL Corp.	1,960	130,340
Sprint Corp.	8,430	226,767
Verizon Communications, Inc.	720	24,646
		381,753
Utilities 1.3%
Electric Utilities 0.5%
Edison International	1,790	73,176
Exelon Corp.	1,850	99,012
		172,188
Independent Power Producers & Energy Traders 0.3%
Constellation Energy Group	1,720	103,561
Multi-Utilities 0.5%
PG&E Corp.	3,870	145,628
Total Common Stocks (Cost $9,550,885)		11,451,112
	Principal Amount ($)	Value ($)

US Treasury Obligations 66.3%
US Treasury STRIPs, Principal Only, 3.721%**, 5/15/2006 (Cost $22,231,478)	23,436,000	22,762,590
	Shares	Value ($)

Exchange Traded Funds 0.3%
Consumer Staples Select Sector SPDR Fund (Cost $109,379)	4,700	110,356

Cash Equivalents 0.3%
Scudder Cash Management QP Trust, 3.34% (b) (Cost $94,737)	94,737	94,737
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $31,986,479) (a)	100.3	34,418,795
Other Assets and Liabilities, Net	(0.3)	(96,696)
Net Assets	100.0	34,322,099

* Non-income producing security.

** Bond equivalent yield to maturity; not a coupon rate.

(a) The cost for federal income tax purposes was $32,063,549 At July 31, 2005, net unrealized appreciation for all securities based on tax cost was $2,355,246. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,478,631 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $123,385.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

SPDR: Standard & Poor's Depositary Receipt

STRIPS: Separate Trading of Registered Interest and Principal Securities

At July 31, 2005, open written options were as follows:

Written Options	Number of Contracts	Expiration Date	Strike Price	Value ($)
Call Options Nordstrom, Inc.	8	8/20/2005	37.5	(720)
Total outstanding written options (premiums received $348)				(720)

Series VII	Shares	Value ($)

Common Stocks 21.9%
Consumer Discretionary 2.6%
Household Durables 0.1%
Harman International Industries, Inc.	320	27,504
Media 0.8%
Clear Channel Communications, Inc.	930	30,355
Time Warner, Inc.*	5,800	98,716
Viacom, Inc. "B"	2,204	73,812
		202,883
Multiline Retail 0.7%
Federated Department Stores, Inc.	980	74,352
J.C. Penney Co., Inc.	1,070	60,070
Nordstrom, Inc.	800	29,608
		164,030
Specialty Retail 0.9%
Advance Auto Parts, Inc.*	460	31,722
Bed Bath & Beyond, Inc.*	2,570	117,963
Home Depot, Inc.	600	26,106
Staples, Inc.	1,515	34,497
The Sherwin-Williams Co.	630	29,994
		240,282
Textiles, Apparel & Luxury Goods 0.1%
Polo Ralph Lauren Corp.	600	29,544
Consumer Staples 2.0%
Beverages 0.7%
Brown-Forman Corp. "B"	240	14,028
Coca-Cola Co.	2,340	102,398
PepsiCo, Inc.	1,260	68,708
		185,134
Food & Staples Retailing 0.4%
Costco Wholesale Corp.	2,070	95,158
Food Products 0.3%
General Mills, Inc.	1,530	72,522
Household Products 0.6%
Procter & Gamble Co.	2,790	155,208
Energy 1.9%
Oil, Gas & Consumable Fuels
Amerada Hess Corp.	850	100,181
Burlington Resources, Inc.	520	33,337
ChevronTexaco Corp.	1,750	101,518
ConocoPhillips	540	33,799
Devon Energy Corp.	610	34,215
ExxonMobil Corp.	3,338	196,107
		499,157
Financials 4.4%
Banks 1.4%
Bank of America Corp.	5,230	228,028
Commerce Bancorp, Inc.	1,000	33,930
Wachovia Corp.	1,600	80,608
		342,566
Capital Markets 1.1%
Lehman Brothers Holdings, Inc.	1,440	151,387
The Goldman Sachs Group, Inc.	1,240	133,275
		284,662
Diversified Financial Services 0.6%
CIT Group, Inc.	1,180	52,085
Citigroup, Inc.	856	37,236
Countrywide Financial Corp.	700	25,200
JPMorgan Chase & Co.	1,060	37,249
		151,770
Insurance 1.3%
AFLAC, Inc.	1,420	64,042
Allstate Corp.	2,710	166,014
Hartford Financial Services Group, Inc.	700	56,399
MetLife, Inc.	970	47,666
		334,121
Health Care 2.9%
Biotechnology 0.5%
Amgen, Inc.*	690	55,027
Genzyme Corp.*	460	34,229
Invitrogen Corp.*	560	48,031
		137,287
Health Care Equipment & Supplies 0.2%
Medtronic, Inc.	880	47,467
Health Care Providers & Services 1.0%
Aetna, Inc.	330	25,542
Cardinal Health, Inc.	670	39,919
Caremark Rx, Inc.*	2,200	98,076
UnitedHealth Group, Inc.	970	50,731
WellPoint, Inc.*	600	42,444
		256,712
Pharmaceuticals 1.2%
Allergan, Inc.	530	47,366
Johnson & Johnson	3,276	209,533
Pfizer, Inc.	1,520	40,280
		297,179
Industrials 2.4%
Aerospace & Defense 0.9%
Boeing Co.	1,490	98,355
Goodrich Corp.	860	38,046
Lockheed Martin Corp.	1,350	84,240
United Technologies Corp.	300	15,210
		235,851
Commercial Services & Supplies 0.1%
Waste Management, Inc.	1,410	39,649
Electrical Equipment 0.2%
Emerson Electric Co.	800	52,640
Industrial Conglomerates 1.0%
General Electric Co.	2,730	94,185
Tyco International Ltd.	5,000	152,350
		246,535
Machinery 0.2%
Parker-Hannifin Corp.	700	46,004
Information Technology 3.5%
Communications Equipment 0.7%
Cisco Systems, Inc.*	1,560	29,874
Motorola, Inc.	6,960	147,413
		177,287
Computers & Peripherals 0.8%
Dell, Inc.*	780	31,567
EMC Corp.*	5,750	78,717
International Business Machines Corp.	1,210	100,987
		211,271
Internet Software & Services 0.2%
Google, Inc. "A"*	160	46,042
IT Consulting & Services 0.4%
Accenture Ltd. "A"*	2,360	59,094
Affiliated Computer Services, Inc. "A"*	870	43,474
		102,568
Semiconductors & Semiconductor Equipment 0.3%
Applied Materials, Inc.	1,890	34,889
Broadcom Corp. "A"*	1,040	44,481
		79,370
Software 1.1%
Microsoft Corp.	1,710	43,793
Oracle Corp.*	14,070	191,070
Symantec Corp.*	1,780	39,107
		273,970
Materials 0.7%
Chemicals 0.5%
Dow Chemical Co.	1,550	74,323
PPG Industries, Inc.	700	45,521
		119,844
Paper & Forest Products 0.2%
Georgia-Pacific Corp.	1,500	51,225
Telecommunication Services 0.7%
Diversified Telecommunication Services
ALLTEL Corp.	990	65,835
Sprint Corp.	4,050	108,945
Verizon Communications, Inc.	350	11,981
		186,761
Utilities 0.8%
Electric Utilities 0.3%
Edison International	860	35,157
Exelon Corp.	890	47,633
		82,790
Independent Power Producers & Energy Traders 0.2%
Constellation Energy Group	830	49,974
Multi-Utilities 0.3%
PG&E Corp.	1,810	68,111
Total Common Stocks (Cost $4,770,854)		5,593,078
	Principal Amount ($)	Value ($)

US Treasury Obligations 77.8%
US Treasury STRIPs, Principal Only, 4.047%**, 5/15/2008 (c) (Cost $18,678,994)	22,218,000	19,867,424
	Shares	Value ($)

Exchange Traded Funds 0.2%
Consumer Staples Select Sector SPDR Fund (Cost $53,525)	2,300	54,004

Securities Lending Collateral 0.1%
Scudder Daily Assets Fund Institutional, 3.34% (d) (e) (Cost $14,680)	14,680	14,680

Cash Equivalents 0.2%
Scudder Cash Management QP Trust, 3.34% (b) (Cost $50,290)	50,290	50,290
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $23,568,343) (a)	100.2	25,579,476
Other Assets and Liabilities, Net	(0.2)	(51,496)
Net Assets	100.0	25,527,980

* Non-income producing security.

** Bond equivalent yield to maturity; not a coupon rate.

(a) The cost for federal income tax purposes was $23,604,760. At July 31, 2005, net unrealized appreciation for all securities based on tax cost was $1,974,716. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,035,396 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $60,680.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion on these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at July 31, 2005 amounted to $14,320, which is 0.06% of net assets.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

SPDR: Standard & Poor's Depositary Receipt

STRIPS: Separate Trading of Registered Interest and Principal Securities

At July 31, 2005, open written options were as follows:

Written Options	Number of Contracts	Expiration Date	Strike Price	Value ($)
Call Options Nordstrom, Inc.	4	8/20/2005	37.5	(360)
Total outstanding written options (premiums received $174)				(360)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of July 31, 2005
Assets	Series VI	Series VII
Investments: Investments in securities, at value (cost $31,891,742 and $23,503,373, respectively)	$ 34,324,058	$ 25,514,506**
Investment in Scudder Cash Management QP Trust (cost $94,737 and $50,290, respectively)	94,737	50,290
Investment in Scudder Daily Assets Fund Institutional (cost $0 and $14,680, respectively)*	—	14,680
Total investments in securities, at value (cost $31,986,479 and $23,568,343, respectively)	34,418,795	25,579,476
Cash	10,000	10,000
Dividends receivable	7,134	3,491
Interest receivable	223	571
Other assets	10,539	516
Total assets	34,446,691	25,594,054
Liabilities
Payable upon return of securities loaned	—	14,680
Payable for Fund shares redeemed	78,447	2,213
Written Options, at value (premiums received $348 and $174, respectively)	720	360
Accrued management fee	15,417	14,673
Other accrued expenses and payables	30,008	34,148
Total liabilities	124,592	66,074
Net assets, at value	$ 34,322,099	$ 25,527,980
Net Assets
Net assets consist of: Undistributed net investment income	1,333,979	463,888
Net unrealized appreciation (depreciation) on: Investments	2,432,316	2,011,133
Written Options	(372)	(186)
Accumulated net realized gain (loss)	166,085	(105,505)
Paid-in capital	30,390,091	23,158,650
Net assets, at value	$ 34,322,099	$ 25,527,980
Net Asset Value
Shares outstanding	3,463,787	2,340,281
Net asset value and redemption price per share (Net assets ÷ outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.91	$ 10.91

* Represents collateral on securities loaned.

** Including $14,320 of securities loaned.

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended July 31, 2005
Investment Income	Series VI	Series VII
Income: Dividends	$ 235,386	$ 116,362
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	—	8,013
Interest	1,584,873	1,248,633
Interest — Scudder Cash Management QP Trust	1,935	1,390
Total Income	1,822,194	1,374,398
Expenses: Management fee	184,448	140,272
Distribution service fees	87,396	67,331
Services to shareholders	64,124	53,153
Custodian fees	9,924	10,050
Auditing	33,659	36,755
Legal	15,715	13,383
Trustees' fees and expenses	13,042	18,346
Reports to shareholders	14,654	18,265
Registration fees	11,434	19,846
Other	6,366	6,174
Total expenses, before expense reductions	440,762	383,575
Expense reductions	(1,234)	(16,168)
Total expenses, after expense reductions	439,528	367,407
Net investment income (loss)	1,382,666	1,006,991
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,649,480	1,081,139
Written options	1,587	962
	1,651,067	1,082,101
Net unrealized appreciation (depreciation) during the period on: Investments	(1,381,432)	(1,179,647)
Written options	(372)	(186)
	(1,381,804)	(1,179,833)
Net gain (loss) on investment transactions	269,263	(97,732)
Net increase (decrease) in net assets resulting from operations	$ 1,651,929	$ 909,259

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Series VI
	Years Ended July 31,
	2005	2004
Operations: Net investment income (loss)	$ 1,382,666	$ 1,501,533
Net realized gain (loss) on investment transactions	1,651,067	988,642
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,381,804)	(783,930)
Net increase (decrease) in net assets resulting from operations	1,651,929	1,706,245
Distributions to shareholders from: Net investment income	(1,490,834)	(1,632,971)
Fund share transactions: Reinvestment of distributions	1,434,890	1,572,768
Cost of shares redeemed	(6,289,099)	(7,336,048)
Net increase (decrease) in net assets from Fund share transactions	(4,854,209)	(5,763,280)
Increase (decrease) in net assets	(4,693,114)	(5,690,006)
Net assets at beginning of period	39,015,213	44,705,219
Net assets at end of period	$ 34,322,099	$ 39,015,213
Undistributed net investment income	$ 1,333,979	$ 1,442,147

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
	Series VII
	Years Ended July 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 1,006,991	$ 1,138,461
Net realized gain (loss) on investment transactions	1,082,101	574,664
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,179,833)	(420,189)
Net increase (decrease) in net assets resulting from operations	909,259	1,292,936
Distributions to shareholders from: Net investment income	(1,098,831)	(1,217,553)
Fund share transactions: Reinvestment of distributions	1,058,564	1,195,006
Cost of shares redeemed	(6,515,177)	(4,255,296)
Net increase (decrease) in net assets from Fund share transactions	(5,456,613)	(3,060,290)
Increase (decrease) in net assets	(5,646,185)	(2,984,907)
Net assets at beginning of period	31,174,165	34,159,072
Net assets at end of period	$ 25,527,980	$ 31,174,165
Undistributed net investment income	$ 463,888	$ 555,728

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Series VI
Years Ended July 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.86	$ 9.86	$ 9.70	$ 10.40	$ 11.70
Income (loss) from investment operations: Net investment income (loss)[a]	.37	.35	.35	.33	.32
Net realized and unrealized gain (loss) on investment transactions	.08	.03	.17	(.63)	(.52)
Total from investment operations	.45	.38	.52	(.30)	(.20)
Less distributions from: Net investment income	(.40)	(.38)	(.36)	(.23)	(.32)
Net realized gains on investment transactions	—	—	—	(.17)	(.78)
Total distributions	(.40)	(.38)	(.36)	(.40)	(1.10)
Net asset value, end of period	$ 9.91	$ 9.86	$ 9.86	$ 9.70	$ 10.40
Total Return (%)[b]	4.62	3.89	5.54	(3.04)	(1.75)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	39	45	47	55
Ratio of expenses before expense reductions (%)	1.19	1.06	.98	.97	.98[c]
Ratio of expenses after expense reductions (%)	1.19	1.06	.98	.97	.96[c]
Ratio of net investment income (loss) (%)	3.75	3.49	3.57	3.31	2.94
Portfolio turnover rate (%)	28	9	12	39	42

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expenses reductions were .94% and .94%, respectively.

Series VII
Years Ended July 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 10.99	$ 10.98	$ 10.74	$ 11.03	$ 11.60
Income (loss) from investment operations: Net investment income (loss)[a]	.40	.38	.38	.37	.35
Net realized and unrealized gain (loss) on investment transactions	(.05)	.04	.28	(.29)	(.13)
Total from investment operations	.35	.42	.66	.08	.22
Less distributions from: Net investment income	(.43)	(.41)	(.42)	(.37)	(.38)
Net realized gains on investment transactions	—	—	—	—	(.41)
Total distributions	(.43)	(.41)	(.42)	(.37)	(.79)
Net asset value, end of period	$ 10.91	$ 10.99	$ 10.98	$ 10.74	$ 11.03
Total Return (%)[b]	3.18[d]	3.86	6.28	.82	1.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	31	34	37	41
Ratio of expenses before expense reductions (%)	1.37	1.11	.98	.97	1.05[c]
Ratio of expenses after expense reductions (%)	1.31	1.11	.98	.97	1.04[c]
Ratio of net investment income (loss) (%)	3.59	3.44	3.51	3.46	3.06
Portfolio turnover rate (%)	18	6	8	27	36

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charge.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expenses reductions were 1.01% and 1.01%, respectively.

[d] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Retirement Fund Series VI and VII (the "Funds") are each a diversified series of Scudder Target Fund (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objectives of the Funds are to provide a guaranteed return of investment on the Maturity Date to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital. The Maturity Date for each Fund is as follows:

Fund	Maturity Date
Series VI	May 15, 2006
Series VII	May 15, 2008

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon US Treasury obligations in the Funds' portfolios. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Funds' investment manager. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis.

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Funds. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Funds may lend securities to financial institutions. The Funds retain beneficial ownership of the securities they have loaned and continue to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Funds require the borrowers of the securities to maintain collateral with the Funds consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Funds may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Funds receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Funds or the borrower may terminate the loan. The Funds are subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by each Fund if the option is exercised. Each Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Funds' obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Funds write a covered call option, the Funds forego, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Funds write a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Funds' maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Funds' ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

During the year ended July 31, 2005, Series VI and Series VII utilized $1,403,000 and $1,071,000 of their respective capital loss carryforwards. At July 31, 2005, Series VI had a net tax basis capital loss carryforward of $0.

At July 31, 2005, Series VII had a net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration date, whichever occurs first. These losses were, approximately, as follows:

Fund	Capital Loss Carryforward ($)	Expiration Date
Series VII	70,000	7/31/2011

Distribution of Income and Gains. Net investment income of the Funds is declared and distributed to shareholders, if any, annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Fund.

At July 31, 2005, the Funds' components of distributable earnings (accumulated losses) on a tax-basis were as follows:

	Series VI	Series VII
Undistributed ordinary income*	$ 1,341,979	$ 466,505
Undistributed net long-term capital gains	$ 243,154	$ —
Capital loss carryforwards	$ —	$ 70,000
Unrealized appreciation (depreciation) on investments	$ 2,355,246	$ 1,974,716

In addition, during the years ended July 31, 2005 and the July 31, 2004, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

2005
	Series VI	Series VII
Distributions from ordinary income*	$ 1,490,834	$ 1,098,831
2004
	Series VI	Series VII
Distributions from ordinary income*	$ 1,632,971	$ 1,217,553

*For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended July 31, 2005, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Series VI	Series VII
Purchases	$ 10,136,257	$ 4,916,491
Proceeds from sales	$ 16,624,741	$ 11,792,851

For the year ended July 31, 2005, transactions for written call options on securities were as follows:

	Series VI		Series VII
	Number of Contracts	Premium	Number of Contracts	Premium
Outstanding, beginning of period	—	$ —	—	$ —
Options written	34	1,997	18	1,174
Options closed	(5)	(508)	(3)	(296)
Options exercised	(13)	(341)	(6)	(151)
Options expired	(8)	(800)	(5)	(553)
Outstanding, at end of period	8	$ 348	4	$ 174

C. Related Parties

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Funds in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Funds pay a monthly investment management fee of 1/12 of the annual rate of 0.50% of average daily net assets, computed and accrued daily and payable monthly.

Effective October 1, 2003 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Funds to the extent necessary to maintain each Fund's operating expenses at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Funds' transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the Shareholder Servicing Fee it receives from the Funds. For the year ended July 31, 2005, the amounts charged to the Funds by SISC were as follows:

Fund	Total Aggregated	Waived	Unpaid at July 31, 2005
Series VI	$ 48,342	$ —	$ 8,762
Series VII	$ 42,347	$ 14,988	$ 616

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the the year ended July 31, 2005, the Funds' Service Fee was as follows:

Fund	Total Aggregated	Unpaid at July 31, 2005	Annual Effective Rate
Series VI	$ 87,396	$ 6,588.24%
Series VII	$ 67,331	$ 8,093.24%

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the years ended July 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders were as follows:

Fund	Total Aggregated	Unpaid at July 31, 2005
Series VI	$ 8,008	$ 2,880
Series VII	$ 8,008	$ 2,880

Trustees' Fees and Expenses. The Funds pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Funds may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended July 31, 2005, the Advisor agreed to reimburse the Funds a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider in the following amounts:

Fund	Amount
Series VI	$ 1,180
Series VII	$ 1,119

In addition, the Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' expenses. During the year ended July 31, 2005, the custodian expenses for Retirement Fund Series VI and VII were reduced by $54 and $61, respectively, for custodian credits earned.

E. Line of Credit

The Funds and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Funds:

	Year Ended July 31, 2005		Year Ended July 31, 2004
	Shares	Dollars	Shares	Dollars
Shares issued to shareholders in reinvestment of distributions
Series VI	146,867	1,434,890	161,144	1,572,768
Series VII	97,027	1,058,564	109,734	1,195,006
Shares redeemed
Series VI	(639,822)	(6,289,099)	(736,758)	(7,336,048)
Series VII	(593,329)	(6,515,177)	(383,619)	(4,255,296)
Net increase (decrease)
Series VI	(492,955)	(4,854,209)	(575,614)	(5,763,280)
Series VII	(496,302)	(5,456,613)	(273,885)	(3,060,290)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Scudder Retirement Fund Series VI and VII:

We have audited the accompanying statements of assets and liabilities of Scudder Retirement Fund Series VI and VII (the Funds), two series constituting Scudder Target Fund (the Trust), including the portfolios of investments as of July 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Retirement Fund Series VI and VII of Scudder Target Fund at July 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 12, 2005
Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, Scudder Retirement Series VI designates $267,400 as capital gain dividends for its year ended July 31, 2005, of which 100% represents 15% rate gains.

For corporate shareholders of Scudder Retirement Fund Series VI and VII, 16% and 10%, respectively, of the income earned during the year ended July 31, 2005 qualified for the dividends received deduction.

For federal income tax purposes, Scudder Retirement Fund Series VI and VII designate $300,000 and $126,000, respectively, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		74
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	74
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	69
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	74
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	74
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	74
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	74
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	74
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The Germany Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).

* Inception date of the corporation which was the predecessor to the L.L.C.

		77
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	69
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	125
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: Two International Place, Boston, Massachusetts 02110

6 Address: One South Street, Baltimore, Maryland 21202

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Series VI	Series VII
Nasdaq Symbol	KRFFX	KRFGX
CUSIP Number	81123E-705	81123E-804
Fund Number	56	57
Notes

ITEM 2.        CODE OF ETHICS.

As of the end of the period, July 31, 2005, Scudder Target Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.        AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.        PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                       SCUDDER RETIREMENT FUND- SERIES VI
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit  Committee  approved  in  advance  all audit  services  and  non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal
 Year        Audit Fees     Audit-Related      Other Fees          All Other
 Ended        Billed         Fees Billed         Billed          Fees Billed
July 31      to Fund          to Fund            to Fund            to Fund
--------------------------------------------------------------------------------
2005         $29,847            $0               $4,070                $0
--------------------------------------------------------------------------------
2004         $27,227            $0               $4,805                $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                 Audit-Related                               All Other
                  Fees Billed             Tax Fees             Fees
                  to Adviser             Billed to           Billed to
                      and                Adviser and       Adviser and
Fiscal            Affiliated             Affiliated         Affiliated
 Year                Fund                   Fund               Fund
 Ended              Service                Service            Service
July 31            Providers             Providers           Providers
--------------------------------------------------------------------------------
2005                $467,000               $61,520              $0
--------------------------------------------------------------------------------
2004                $133,500                 $0                 $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls and additional related procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's last two fiscal years for non-audit  services.  For  engagements  entered into on or after May 6, 2003,  the Audit  Committee  pre-approved  all non-audit services that E&Y  provided to the Adviser and any  Affiliated  Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee  requested and received  information  from E&Y about any non-audit  services that E&Y  rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee  considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                Total
                              Non-Audit
                                Fees
                              billed to
                             Adviser and
                             Affiliated             Total
                            Fund Service          Non-Audit
                             Providers          Fees billed to
                            (engagements         Adviser and
                              related             Affiliated
             Total         directly to the           Fund
           Non-Audit       operations and           Service
Fiscal       Fees             financial           Providers
 Year       Billed           reporting            (all other          Total of
 Ended     to Fund          of the Fund)         engagements)         (A), (B)
July 31       (A)                (B)                  (C)              and (C)
--------------------------------------------------------------------------------
2005        $4,070               $0                $27,459            $31,529
--------------------------------------------------------------------------------
2004        $4,805               $0               $681,000           $685,805
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

                                       ***

E&Y  recently advised the Fund's Audit Committee that various E&Y member firms  provided  certain  non-audit  services  to  Deutsche  Bank  entities  and affiliates  (collectively,  the "DB entities")  between 2003 and 2005 that raise issues under the SEC auditor  independence rules. The DB entities are within the
"Investment  Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

First,  E&Y  advised the Audit  Committee that in connection  with providing permitted  expatriate  tax compliance  services for DB entities  during 2003 and
2004,  member firms in China and Japan  ("E&Y  China" and  "E&Y  Japan,"
respectively)  received  funds  from the DB  entities  that  went  into  E&Y
"representative  bank trust  accounts"  and were used to pay the foreign  income taxes of the expatriates.  E&Y has advised the Audit Committee that handling
those  funds  was  in  violation  of  Rule  2-01  of   Regulation   S-X.   (Rule
2-01(c)(4)(viii)  provides that an accountant's  independence is impaired if the accountant has custody of assets of the audit client.)

                                       2

Second,  E&Y  advised the Audit  Committee that in connection with providing monthly  payroll  services to employees of certain DB entities  from May 2003 to
February 2005, a member firm in Chile ("E&Y  Chile") received funds from the
DB entities that went into an E&Y trust account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit  Committee  that handling those funds was in violation of Rule
2-01 of Regulation S-X.

Third,  E&Y  advised the Audit  Committee that in connection  with providing certain  services in  assisting a DB entity with  various  regulatory  reporting requirements,  a  member  firm in  France  ("E&Y  France")  entered  into an engagement with the DB entity that resulted in E&Y France staff  functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(vi)  provides that an  accountant's  independence is impaired if the accountant acts as an employee of an audit client.)

The Audit  Committee  was informed  that E&Y  China  received  approximately
$1,500,  E&Y Japan received  approximately  $41,000,  E&Y Chile received approximately $11,724 and E&Y France received approximately $100,000 for the services they provided to the DB entities.  E&Y  advised the Audit Committee that it conducted an internal  review of the situation  and, in view of the fact that similar  expatriate  tax  compliance  services were provided to a number of
E&Y audit clients  unrelated to DB or the Fund,  E&Y has advised the SEC and the PCAOB of the  independence  issues arising from those services.  E&Y
advised  the  Audit  Committee  that  E&Y   believes  its   independence  as
independent  registered  public  accounting  firm for the Fund was not  impaired during the period the  services  were  provided.  In reaching  this  conclusion,
E&Y noted a number of factors,  including that none of the E&Y personnel who  provided the  non-audit  services to the DB entities  were  involved in the provision of audit services to the Fund, the E&Y  professionals  responsible for the Fund's audits were not aware that these  non-audit  services took place, and that the fees charged were not significant to E&Y overall or to the fees charged to the  Investment  Company  Complex.  E&Y  also noted that  E&Y
China,  E&Y Japan and E&Y Chile are no longer  providing  these services and that the E&Y France engagement has been restructured.

                                       3

                       SCUDDER RETIREMENT FUND- SERIES VII
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit  Committee  approved  in  advance  all audit  services  and  non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal
 Year        Audit Fees     Audit-Related      Other Fees          All Other
 Ended        Billed         Fees Billed         Billed          Fees Billed
July 31      to Fund          to Fund            to Fund            to Fund
--------------------------------------------------------------------------------
2005          $29,797            $0              $4,063                $0
--------------------------------------------------------------------------------
2004          $27,201            $0              $4,800                $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional  services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                 Audit-Related                               All Other
                  Fees Billed             Tax Fees             Fees
                  to Adviser             Billed to           Billed to
                      and                Adviser and       Adviser and
Fiscal            Affiliated             Affiliated         Affiliated
 Year                Fund                   Fund               Fund
 Ended              Service                Service            Service
July 31            Providers             Providers           Providers
--------------------------------------------------------------------------------
2005               $467,000               $61,520                 $0
--------------------------------------------------------------------------------
2004               $133,500                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls and additional related procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's last two fiscal years for non-audit  services.  For  engagements  entered into on or after May 6, 2003,  the Audit  Committee  pre-approved  all non-audit services that E&Y  provided to the Adviser and any  Affiliated  Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee  requested and received  information  from E&Y about any non-audit  services that E&Y  rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee  considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                Total
                              Non-Audit
                                Fees
                              billed to
                             Adviser and
                             Affiliated             Total
                            Fund Service          Non-Audit
                             Providers          Fees billed to
                            (engagements         Adviser and
                              related             Affiliated
             Total         directly to the           Fund
           Non-Audit       operations and           Service
Fiscal       Fees             financial           Providers
 Year       Billed           reporting            (all other          Total of
 Ended     to Fund          of the Fund)         engagements)         (A), (B)
July 31       (A)                (B)                  (C)              and (C)
--------------------------------------------------------------------------------
2005        $4,063              $0                   $27,459           $31,522
--------------------------------------------------------------------------------
2004        $4,800              $0                  $681,000          $685,800
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

                                       ***

E&Y  recently advised the Fund's Audit Committee that various E&Y member firms  provided  certain  non-audit  services  to  Deutsche  Bank  entities  and affiliates  (collectively,  the "DB entities")  between 2003 and 2005 that raise issues under the SEC auditor  independence rules. The DB entities are within the
"Investment  Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

First,  E&Y  advised the Audit  Committee that in connection  with providing permitted  expatriate  tax compliance  services for DB entities  during 2003 and
2004,  member firms in China and Japan  ("E&Y  China" and  "E&Y  Japan,"
respectively)  received  funds  from the DB  entities  that  went  into  E&Y
"representative  bank trust  accounts"  and were used to pay the foreign  income taxes of the expatriates.  E&Y has advised the Audit Committee that handling
those  funds  was  in  violation  of  Rule  2-01  of   Regulation   S-X.   (Rule
2-01(c)(4)(viii)  provides that an accountant's  independence is impaired if the accountant has custody of assets of the audit client.)

                                       2

Second,  E&Y  advised the Audit  Committee that in connection with providing monthly  payroll  services to employees of certain DB entities  from May 2003 to
February 2005, a member firm in Chile ("E&Y  Chile") received funds from the
DB entities that went into an E&Y trust account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit  Committee  that handling those funds was in violation of Rule
2-01 of Regulation S-X.

Third,  E&Y  advised the Audit  Committee that in connection  with providing certain  services in  assisting a DB entity with  various  regulatory  reporting requirements,  a  member  firm in  France  ("E&Y  France")  entered  into an engagement with the DB entity that resulted in E&Y France staff  functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(vi)  provides that an  accountant's  independence is impaired if the accountant acts as an employee of an audit client.)

The Audit  Committee  was informed  that E&Y  China  received  approximately
$1,500,  E&Y Japan received  approximately  $41,000,  E&Y Chile received approximately $11,724 and E&Y France received approximately $100,000 for the services they provided to the DB entities.  E&Y  advised the Audit Committee that it conducted an internal  review of the situation  and, in view of the fact that similar  expatriate  tax  compliance  services were provided to a number of
E&Y audit clients  unrelated to DB or the Fund,  E&Y has advised the SEC and the PCAOB of the  independence  issues arising from those services.  E&Y
advised  the  Audit  Committee  that  E&Y   believes  its   independence  as
independent  registered  public  accounting  firm for the Fund was not  impaired during the period the  services  were  provided.  In reaching  this  conclusion,
E&Y noted a number of factors,  including that none of the E&Y personnel who  provided the  non-audit  services to the DB entities  were  involved in the provision of audit services to the Fund, the E&Y  professionals  responsible for the Fund's audits were not aware that these  non-audit  services took place, and that the fees charged were not significant to E&Y overall or to the fees charged to the  Investment  Company  Complex.  E&Y  also noted that  E&Y
China,  E&Y Japan and E&Y Chile are no longer  providing  these services and that the E&Y France engagement has been restructured.

                                       3

ITEM 5.        AUDIT COMMITTEE OF LISTED REGISTRANTS

               Not Applicable

ITEM 6.        SCHEDULE OF INVESTMENTS

               Not Applicable

ITEM 7.        DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
               CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

               Not Applicable

ITEM 8.        PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

               Not applicable.

ITEM 9.        PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
               INVESTMENT COMPANY AND AFFILIATED PURCHASERS

               Not Applicable.

ITEM 10.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.       CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.       EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Retirement Fund - Series VI and
                                    Series VII, a series of Scudder Target Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               September 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Retirement Fund - Series VI and
                                    Series VII, a series of Scudder Target Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               September 22, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               September 22, 2005